SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2003


                            GOLDEN ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                       0-4339                 63-0250005
(State or other jurisdiction of  (Commission File Number)  (IRS Employer ID No.)
        incorporation)


The Park Building, 2140 11th Avenue South, Suite 208, Birmingham, Alabama 35205
          (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (205) 933-9300


                                       N/A
          (Former name or former address, if changed since last report)

TABLE OF CONTENTS
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.


ITEM 9. REGULATION FD DISCLOSURE

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.


            Exhibit No.   Description
            -----------   -------------------------------
               99.1       Press Release dated December 29, 2003


ITEM 9. REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."


The information in Item 9 of this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 9 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in Item 9 of this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in Item 9 of this Current Report contains is material investor information that is not otherwise publicly available.


On December 29, 2003 Golden Enterprises issued a press release (the "Earnings Press Release") announcing its earnings for the second quarter ended November 30, 2003. A copy of the Earnings Press Release is attached as Exhibit 99.1. The Earnings Press Release is incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized. Dated December 29, 2003.

                                                    GOLDEN ENTERPRISES, INC.

                                         By: /s/ John H. Shannon
                                             -----------------------------------
                                                 John H. Shannon
                                                 Vice President, CFO & Secretary